SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

HEARTBEAM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210

Santa Clara, CA 95050

(Address of principal executive offices, including zip code)

(408) 899-4443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2024, HeartBeam, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) virtually, via live webcast.

As of the close of business on April 15, 2024, the record date for the Annual Meeting (the “Record Date”), 26,329,032 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) were outstanding and entitled to vote. At the Annual Meeting, a total of 15,510,613 votes, comprised of shares of the Company’s Common Stock, equivalent to approximately 58.91% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The eight nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Vote
Richard Ferrari	7,320,527	1,208,286	39,325	6,942,475
Branislav Vajdic, PhD	8,521,425	35,607	11,106	6,942,475
George A. de Urioste	7,202,993	1,241,931	123,214	6,942,475
Marga Ortigas-Wedekind	8,118,897	409,905	39,336	6,942,475
Willem Elfrink	7,700,810	821,010	46,318	6,942,475
Mark Strome	7,768,881	781,158	18,099	6,942,475
Kenneth Nelson	8,281,294	268,806	18,038	6,942,475
Michael Jaff	8,517,942	3,868	46,328	6,942,475

2. The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
15,480,741	5,967	0	23,905

3. The proposal to amend the 2022 Equity Incentive Plan to increase the number of authorized shares from 5,900,000 shares to 8,900,000 shares:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
6,690,616	1,853,898	6,942,475	23,624

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amendment to the HeartBeam, Inc. 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: June 17, 2024		/s/ Branislav Vajdic
	Name:	Branislav Vajdic
	Title:	Chief Executive Officer

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